SUPPLEMENT DATED MARCH 2, 2018

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED DECEMBER 29, 2017

FOR

NUVEEN GROWTH FUND

AND TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED JANUARY 31, 2018

FOR

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

Proposed Reorganizations of

Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund

into Nuveen Large Cap Growth Fund

The Board of Trustees of Nuveen Investment Trust (“NIT”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganizations of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund, each a series of NIT II, into Nuveen Large Cap Growth Fund, a series of NIT. Each of Nuveen Growth Fund and Nuveen Symphony Large-Cap Growth Fund is referred to as an “Acquired Fund” and Nuveen Large Cap Growth Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization and the completion of one reorganization is not contingent on the approval or completion of the other reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in June 2018. If the required approval is obtained, it is anticipated that the reorganization will be consummated in August 2018. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in April or May of 2018.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SLCGPS-0318P